MARCAM SOLUTIONS, INC.
             PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)


     The historical consolidated financial statements for Marcam Solutions are identical to the historical (pre-Distribution) consolidated financial statements of Marcam Corporation. The unaudited pro forma consolidated financial statements of Marcam Solutions are presented as if Marcam Solutions had been operated as a separate entity, principally by deducting the financial position and operating results of MAPICS from the historical consolidated financial statements of Marcam Corporation. The unaudited pro forma consolidated balance sheet of Marcam Solutions as of June 30, 1997 presents the financial position of Marcam Solutions assuming the Distribution and certain other transactions had occurred on June 30, 1997. All material adjustments required to reflect the Distribution and certain other transactions are set forth in the columns labeled "Pro Forma Disposal of MAPICS, Inc." and "Other Pro Forma Adjustments." The unaudited pro forma consolidated statements of operations of Marcam Solutions for the year ended September 30, 1996 and for the nine months ended June 30, 1997 present the results of operations of Marcam Solutions assuming the Distribution and certain other transactions had occurred on October 1, 1995 and include all material pro forma adjustments necessary for this purpose.

     The unaudited pro forma consolidated financial statements of Marcam Solutions should be read in conjunction with the historical consolidated financial statements of Marcam Corporation included in Marcam Corporation's Annual Report on Form 10-K for the year ended September 30, 1996 as well as the combined financial statements of MAPICS included in the MAPICS, Inc. final prospectus filed with the Securities and Exchange Commission on July 30, 1997 pursuant to Rule 424(b)(4) of the Securities Act of 1933. The pro forma data is for informational purposes only and may not necessarily reflect future results of operations and financial position or what the results of operations or financial position would have been had Marcam Solutions been operating as a separate entity.

     After the Distribution, the consolidated financial statements of Marcam Solutions will reflect a disposal of the assets and liabilities of MAPICS as of the date of the Distribution and will not be restated to remove the effects of the prior operating results of MAPICS.

                             MARCAM SOLUTIONS, INC.
                      Pro Forma Consolidated Balance Sheet
                                 June 30, 1997
                                 (In thousands)
                                  (UNAUDITED)

                                                       Marcam          Pro Forma                                  Marcam
                                                    Corporation       Disposal of         Other Pro Forma       Solutions,
                                                     Historical     MAPICS, Inc. (b)        Adjustments       Inc. Pro Forma
                                                     ----------     ----------------        -----------       --------------
                     ASSETS
Current assets:
  Cash and equivalents                              $  9,813         $    (846)            $ 39,000 (d)        $ 47,967
  Accounts receivable, net                            45,825           (20,873)                  --              24,952
  Prepaid expenses and other current assets           10,800            (2,737)                  --               8,063
                                                      ------         ----------             -------            --------
          Total current assets                        66,438           (24,456)              39,000              80,982
Property and equipment, net                           10,041            (2,806)                  --               7,235
Computer software costs, net                          19,125           (15,795)                  --               3,330
MAPICS intangible costs, net                           4,981            (4,981)                  --                  --
Other assets                                           2,445               (15)                  --               2,430
                                                      ------         ----------             -------            --------

          Total assets                              $103,030         $ (48,053)            $ 39,000            $ 93,977
                                                    ========         ==========             =======            ========


                      LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                  $ 10,370         $  (5,225)                                $  5,145
  Accrued expenses and other current liabilities      44,935           (14,569)                                  30,366
  Deferred revenue                                    42,654           (21,135)                                  21,519
                                                     -------         ----------                                --------
          Total current liabilities                   97,959           (40,929)                                  57,030
Long-term debt                                        25,438                --             $(25,000) (c)            438
Deferred income taxes                                    830              (394)                 394 (e)             830
                                                     -------         ----------             -------            --------
          Total liabilities                          124,227           (41,323)             (24,606)             58,298

Stockholders' equity:
  Preferred stock                                        325                --                 (325) (g)             --
  Common stock                                           115                --                  (41) (g)             74
  Additional paid-in capital                          77,577                --               63,972 (c,d,e,g)   141,549
  Accumulated deficit                                (98,188)           (6,730)                  --            (104,918)
  Cumulative translation adjustment                   (1,026)               --                   --              (1,026)
                                                    -------          ----------             -------            --------

          Total stockholders' equity                 (21,197)           (6,730)              63,606              35,679
                                                    --------         ----------             -------            --------

          Total liabilities and stockholders'       $103,030         $ (48,053)            $ 39,000            $ 93,977
            equity                                  ========         ==========             =======            ========

The accompanying notes are an integral part of the pro forma consolidated financial statements.

                             MARCAM SOLUTIONS, INC.
                 Pro Forma Consolidated Statement of Operations
                         Year ended September 30, 1996
                     (In thousands, except per share data)
                                  (UNAUDITED)

                                                                    Pro Forma
                                                    Marcam         Disposal of          Other Pro           Marcam
                                                  Corporation        MAPICS,              Forma         Solutions, Inc.
                                                Historical (a)       Inc. (b)          Adjustments         Pro Forma
                                                  --------------     --------          -----------         ---------
Revenues:
   License                                            $ 93,137         $(45,341)                                $ 47,796
    Services                                           108,287          (32,261)                                  76,026
                                                       -------          --------                                 -------
          Total revenues                               201,424          (77,602)                                 123,822
                                                       -------           -------                                 -------
Operating expenses:
   Cost of license revenues                             16,669           (6,913)                                   9,756
   Cost of services revenues                            69,493           (9,499)         $ (1,653)(f)             58,341
   Selling and marketing                                82,790          (27,851)           (2,290)(f)             52,649
   Product development                                  27,680           (6,398)               --                 21,282
   General and administrative                            9,987           (5,965)            3,943 (f)              7,965
   Restructuring charges                                10,600               --                --                 10,600
                                                       -------          --------         --------                -------
          Total operating expenses                     217,219          (56,626)               --                160,593
                                                       -------          --------         --------                -------
Operating loss                                         (15,795)         (20,976)               --                (36,771)
Litigation settlement                                   (3,250)              --                --                 (3,250)
Interest and other income                                1,443               --                --                  1,443
Interest and other expense                              (4,138)              --                --                 (4,138)
                                                       -------          --------         --------                -------
Loss before income tax expense                         (21,740)         (20,976)               --                (42,716)
Income tax expense                                       4,586           (8,076)            7,650 (e)              4,160
                                                       -------          --------         --------                -------
Net loss                                              $(26,326)        $(12,900)         $ (7,650)              $(46,876)
                                                       =======          ========         ========                =======
Net loss per common share                             $  (2.31)                                                 $  (6.79)
                                                       =======                                                   =======
Weighted average number of common shares
outstanding (i)                                         11,384                                                     6,900
                                                        ======                                                     =====

The accompanying notes are an integral part of the pro forma consolidated financial statements.

                             MARCAM SOLUTIONS, INC.
                 Pro Forma Consolidated Statement of Operations
                        Nine months ended June 30, 1997
                     (In thousands, except per share data)
                                  (UNAUDITED)

                                                                 Pro Forma
                                                    Marcam      Disposal of                           Marcam
                                                  Corporation   MAPICS, Inc.   Other Pro Forma    Solutions, Inc.
                                                  Historical        (b)          Adjustments         Pro Forma
                                                  ----------    ------------    -------------        ---------
Revenues:
   License                                         $ 55,782      $(37,505)                            $  18,277
   Services                                          77,811       (28,657)                               49,154
                                                     ------       --------                            ---------
          Total revenues                            133,593       (66,162)                               67,431
                                                    -------        -------                            ---------
Operating expenses:
   Cost of license revenues                          12,643        (6,362)                                6,281
   Cost of services revenues                         43,813        (8,178)       $  (2,006)(f)           33,629
   Selling and marketing                             55,585       (22,273)          (2,385)(f)           30,927
   Product development                               25,316        (7,504)              --               17,812
   General and administrative                         7,513        (6,412)           4,391 (f)            5,492
   Restructuring and other charges                   18,535            --               --               18,535
                                                   --------      ---------       ---------            ---------
          Total operating expenses                  163,405       (50,729)              --              112,676
                                                   --------      ---------       ---------            ---------
Operating loss                                      (29,812)      (15,433)              --              (45,245)
Interest and other income                               694            --               --                  694
Interest and other expense                           (3,273)           --               --               (3,273)
                                                   --------      ---------       ---------            ---------
Loss before income tax expense                      (32,391)      (15,433)              --              (47,824)
Income tax expense                                    3,002        (5,942)           5,513 (e)            2,573
                                                   --------      ---------       ---------            ---------
Net loss                                           $(35,393)     $ (9,491)       $  (5,513)           $ (50,397)
                                                   ========      =========      ==========            =========
Net loss per common share                          $  (3.09)                                          $   (6.85)
                                                   ========                                           =========
Weighted average number of common shares
outstanding (i)                                      11,472                                               7,361
                                                     ======                                               =====

The accompanying notes are an integral part of the pro forma consolidated financial statements.

                             MARCAM SOLUTIONS, INC.
              Notes to Pro Forma Consolidated Financial Statements
                                  (UNAUDITED)

a) Identical to the consolidated financial statements filed on Form 10-K with the Securities and Exchange Commission on December 24, 1996 under the registrant name "Marcam Corporation."

b) To give effect to the disposal of MAPICS as if it occurred on June 30, 1997 for the pro forma balance sheet presentation and on October 1, 1995 for the pro forma statements of operations presentation.

c) To give effect to the deemed transfer for accounting purposes of Marcam Corporation's $25.0 million 9.82% Subordinated Notes due 2001 (the "Subordinated Notes") to MAPICS.

d) To give effect to the $39.0 million cash transfer from MAPICS to capitalize Marcam Solutions.

e) To reverse the effect of the federal and state tax provisions of MAPICS, which were calculated on a separate-return basis, and the resultant deferred tax liability.

f) To reclassify general and administrative expenses of MAPICS to conform to Marcam Corporation's historical presentation.

g) To give effect to the distribution of one share of Marcam Solutions Common Stock for each two shares of Marcam Corporation Common Stock and of five shares of Marcam Solutions Common Stock for each share of Marcam Corporation Series D and Series E Preferred Stock, summarized with other equity adjustments as follows (in thousands):

                                              Preferred        Common         Additional
                                                Stock,         Stock,           Paid-in         Accumulated
                                              Par Value       Par Value         Capital           Deficit
                                              ---------       ---------         -------           -------
         Marcam Corporation Historical..        $325            $115           $ 77,577        $ (98,188)
         Exchange of 325 shares of pre-
           ferred stock for 1,625 shares
           of Marcam Solutions Common
           Stock........................        (325)             16                309               --
         Exchange of 11,493 shares of
           common stock for 5,747 shares
           of Marcam Solutions Common
           Stock........................          --             (57)                57               --
         Contributed capital from MAPICS
           and debt transfer............          --              --             64,000               --
         Reversal of deferred tax liab-
           ility adjustment of MAPICS...          --              --               (394)              --
         Pro forma disposal of MAPICS...          --              --                 --           (6,730)
                                                ----            ----           --------         ---------
         Marcam Solutions, Inc. Pro Forma         --            $ 74           $141,549        $(104,918)
                                                ====            ====           ========        ==========

h) Costs approximating $3.1 million to be incurred and recorded by Marcam Solutions in connection with the prepayment of the Subordinated Notes by MAPICS have not been considered in the pro forma presentation of the statements of operations.

i) The calculation of pro forma weighted average number of shares outstanding includes the weighted average number of common shares outstanding of Marcam Corporation for the respective periods, adjusted to give effect to the distribution of one share of Marcam Solutions Common Stock for each two shares of Marcam Corporation Common Stock and of five shares of Marcam Solutions Common Stock for each share of Marcam Series D and Series E Preferred Stock. The calculation does not include the effect of common equivalent shares from the assumed exercise of stock options and warrants of Marcam Corporation because their inclusion would be antidilutive.